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                                                                 EXHIBIT (j)(2)


                        CONSENT OF INDEPENDENT AUDITORS


We hereby consent to the references to us under the headings "Financial Highlights" and "Independent Auditors" in this Registration Statement on Form N-1A for Van Kampen Emerging Growth Fund.


/s/ PricewaterhouseCoopers LLP

Chicago, Illinois
December 15, 2000